FIST2 P1 03/23

SUPPLEMENT DATED MARCH 6, 2023

TO THE PROSPECTUS

DATED MARCH 1, 2023

OF

FRANKLIN TOTAL RETURN FUND

(a series of Franklin Investors Securities Trust)

Effective March 31, 2023, the prospectus is amended as follows:

I. The following section is added to the “Fund Summaries- Franklin Total Return Fund” section of the prospectus:

Sub-Advisor

Franklin Templeton Institutional, LLC (FT Institutional)

II. The “Fund Summaries Franklin Total Return Fund – Portfolio Managers” section of the prospectus is replaced with the following:

Portfolio Managers

Sonal Desai, Ph.D. Executive Vice President and Director of Advisers and portfolio manager of the Fund since 2018.

Patrick Klein, Ph.D. Senior Vice President of Advisers and portfolio manager of the Fund since 2019.

Tina Chou Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Thomas Runkel, CFA Vice President of Advisers and portfolio manager of the Fund since August 2022.

Josh Lohmeier, CFA Portfolio manager of FT Institutional and portfolio manager of the Fund since March 2023.

III. The following is added to the “Fund Details Franklin Total Return Fund – Management” section of the prospectus:

Under an agreement with Advisers, Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, New York 10017, is the Fund's sub-advisor. FT Institutional provides Advisers with investment management advice and assistance. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any sub-advisor.

IV. The management team under the “Fund Details Franklin Total Return Fund – Management” section of the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals. The portfolio managers of the Fund are as follows:

Sonal Desai Executive Vice President and Director of Advisers

Dr. Desai has been a portfolio manager of the Fund since 2018. She joined Franklin Templeton in 2009.

Patrick Klein, Ph.D. Senior Vice President of Advisers

Dr. Klein has been a portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2005.

Tina Chou Portfolio Manager of Advisers

Ms. Chou has been a portfolio manager of the Fund since 2019. She joined Franklin Templeton in 2004.

Josh Lohmeier, CFA Portfolio Manager of FT Institutional

Mr. Lohmeier has been portfolio manager of the Fund since March 2023. He joined Franklin Templeton in 2021. Prior to joining Franklin Templeton, Mr. Lohmeier was head of investment grade credit and investment offices at Aviva Investors.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.

FIST2 SA1 03/23

SUPPLEMENT DATED MARCH 6, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2023

OF

FRANKLIN TOTAL RETURN FUND

(a series of Franklin Investors Securities Trust)

Effective March 31, 2023, the statement of additional information (SAI) is amended as follows:

I. The following is added as the last paragraph under “Management and Other Services – Investment manager and services provided”:

The Total Return Fund's sub-advisor is Franklin Templeton Institutional, LLC (FT Institutional). The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor recommends the optimal equity allocation and provides advice regarding the Fund's investments. The sub-advisor also determines which securities will be purchased, retained or sold and executes these transactions. The sub-advisor's activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.

II. The following is added under the “Management and Other Services – Management fees” section of the SAI:

The Total Return Fund’s investment manager pays the sub-advisor an annual fee which equals 96% of the “net investment advisory fee” paid by the Fund to the investment manager. The “net investment advisory fee” is defined to be an amount equal to the total investment management fee payable to the investment manager, minus (i) any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any fees payable by the investment manager to Franklin Templeton Services, LLC for fund administrative services.

III. The following is added to the “Management and Other Services – Portfolio Managers” section of the SAI:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Josh Lohmeier[1]	NA	NA	2	147.6	13	6,036.1

1. Information is as of January 31, 2023.

III. The following is added to the “Management and Other Services – Portfolio Managers –Ownership of Fund shares” section of the SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Josh Lohmeier	None

Please keep this supplement with your SAI for future reference.